SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 1, 2007
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	001-31400	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.01, 7.01, and 8.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS; REGULATION FD DISCLOSURE; OTHER EVENTS

On May 31, 2007, CACI International Inc announced that it had completed its transaction to purchase the stock of Institute For Quality Management, Inc. ("IQM"), a provider of performance management consulting and operational support services to the U.S. intelligence community and homeland security markets. Located in Fairfax, Virginia, IQM's services include organizational performance management, development and training; financial and program management; process improvement and ISO systems and certification; and intelligence production.

A copy of the Registrant's press release is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 9.01:    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
Exhibit 99	Press Release dated May 31, 2007, announcing that the Registrant had completed its acquisition of the stock of Institute For Quality Management, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Arnold D. Morse

Arnold D. Morse Senior Vice President, Chief Legal Officer and Secretary